UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): December 4, 2012 (November 26, 2012)

Lone Star Gold, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-159561	45-2578051
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Americas Parkway NE, Suite 200, Albuquerque, NM 87110

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (505) 563-5828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On November 26, 2012, Lone Star Gold, Inc. (the “Company”) and Deer Valley Management, LLC, a Delaware limited liability company (“Deer Valley”), executed Amendment No. 3 (the “Amendment”) to the Investment Agreement between the Company and Fairhills Capital Offshore Ltd., a Cayman Islands exempted company (“Fairhills”), which was assigned by Fairhills to Deer Valley. The Amendment removed the Company’s ability to obtain a written waiver of a fourteen-day waiting period following the delivery of a put notice to Deer Valley during which the Company may not deliver an additional put notice. The Amendment was filed as Exhibit 10.21 to the Company’s Registration Statement on Form S-1 filed with the Commission on November 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2012		LONE STAR GOLD, INC.

	By:	/s/ Dan Ferris
President, Treasurer and Secretary